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                                 June 30, 1995





Powerine Oil Company
12354 Lakeland Road
Santa Fe Springs, California  90670
Attention:  A.L. Gualtieri

Castle Energy Corporation
100 Matsonford Road
One Radnor Corporate Center
Suite 250
Radnor, Pennsylvania  19087
Attention:  Joseph L. Castle II

Indian Powerine L.P.
c/o Castle Energy Corporation
100 Matsonford Road
One Radnor Corporate Center
Suite 250
Radnor, Pennsylvania  19087

CEC, Inc.
c/o Castle Energy Corporation
100 Matsonford Road
One Radnor Corporate Center
Suite 250
Radnor, Pennsylvania  19087

Gentlemen:

         We refer to that certain Powerine Petroleum Sale and Storage Agreement dated April 8, 1995 between Wickland Oil Company and Powerine Oil Company, as amended to date (the "Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         Powerine has advised Wickland that it may be necessary to continue the Powerine Refinery in operation past July 1, 1995 for purposes of using up existing inventories of crude oil, Intermediate Products and Feed Stocks.


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         This letter will confirm that the Agreement shall continue on a day-to-day "at-will" basis on and after July 1, 1995, and may be terminated thereafter by either party at any time, except that payment for Intermediate Products and Feed Stocks fed to process shall be settled daily.

         Kindly acknowledge your agreement to the foregoing by signing this letter where indicated below. This Agreement will be effective when signed by all parties.

                                   Very truly  yours,

                                   Wickland Oil Company,
                                   a California corporation


                                   By: /s/ Robert L. Sanz
                                       -----------------------
                                       Robert L. Sanz, Vice President
                                       Supply and Marketing

Agreed:

Powerine Oil Company,
a California corporation


/s/ A. L. Gualtieri
--------------------------
A.L. Gualtieri
President and CEO

Castle Energy Corporation,
a Delaware corporation


/s/ Joseph L. Castle II
--------------------------
Joseph L. Castle II
Chairman of the Board and
Chief Executive Officer


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Indian Powerine L.P.,
an Illinois limited partnership

By:      IP Oil Co., Inc.,
         an Illinois corporation,
         its general partner


         By: /s/ Chris A. Woods
            ------------------------
            Its:

CEC, Inc.,
a Delaware corporation


By: /s/ Joseph L. Castle II
--------------------------
   Its: